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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        ---------------------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2002

                         Commission File Number 0-20848


                       UNIVERSAL INSURANCE HOLDINGS, INC.
                       ----------------------------------
                           (Exact name of registrant)


                Delaware                               65-0231984
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        (State of incorporation)          (I.R.S. Employer Identification No.)

                        2875 N.E. 191st Street, Suite 300
                             Miami, Florida 33180
                             --------------------
            (Address of principal executive offices and zip code)


                                 (305) 792-4200
                                 --------------
                         (Registrant's telephone number)









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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On September 30, 2002, Deloitte & Touche LLP resigned as the independent auditor for Universal Insurance Holdings, Inc. ("Company"). The Company has not yet engaged a new auditor.

      During the Company's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through September 30, 2002, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreements in connection with its report.

      In connection with the audit of the Company's consolidated financial statements for the year ended December 31, 2001, Deloitte & Touche LLP informed the Company that a material weakness under standards established by the American Institute of Certified Public Accountants existed in the design and operation of the Company's internal control related to the processing of claims payments, including the duplication of drafts issued and the omission of drafts from the accounting records. This matter was discussed by Deloitte & Touche LLP with the Company's Audit Committee.

      Except as noted above, during the two most recent years and through the subsequent interim period through September 30, 2002, there have been no events of the type described in Item 304(a)(1)(iv) of Regulation S-B.

      The audit reports of Deloitte & Touche LLP on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Deloitte & Touche LLP for the fiscal year ended December 31, 2001 contained a separate paragraph regarding the Company's ability to continue as a going concern. The Company provided Deloitte & Touche LLP a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of a letter from Deloitte & Touche LLP stating whether or not it agrees with such disclosures.


ITEM 7.     EXHIBITS.

Exhibit 16 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated October 7, 2002.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNIVERSAL INSURANCE HOLDINGS, INC.

Dated:  October 7, 2002             By:  /s/ Bradley I. Meier
                                         -------------------------------------
                                        Bradley I. Meier
                                        President and Chief Executive Officer